Acquisition of Front Range Capital Corporation Holding Company for Heritage Bank October 5, 2006 Exhibit 99.2

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Forward Looking Statements
Certain statements in our presentation are forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities
Exchange Act of 1934 (the “Exchange Act”). The discussions regarding our growth strategy, projections, annualized data, competition, loan and deposit growth, timing of new branch openings, expansion opportunities, and response to consolidation in the banking industry include forward-looking statements. Other forward-looking statements can be identified by the use of forward-looking words such as “believe,” “expect,” “may,”
“will,” “should,” “seek,” “approximately,” “intend,” “plan,” “estimate,” or “anticipate,” or the negative of those words or other comparable terminology. Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those in the forward-looking statement. Some factors include changes in interest rates, local business conditions, government regulations, loss of key personnel or inability to hire suitable personnel, faster or slower than anticipated growth, economic conditions, our competitors’ responses to our marketing strategy or new competitive conditions, and competition in the geographic and business areas in which we conduct our operations.

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Page 3 Table of Contents 1. Transaction Summary 2. Transaction Rationale 3. Overview of Heritage Bank 4. Pro Forma Financial Impact 5. Conclusion

Page 4 Transaction Summary

Transaction Summary
Transaction: Acquisition of Front Range Capital Corporation, holding company for Heritage Bank
Transaction Value: $72 million
Financing Plan: Issuance of a combination of common equity and Trust
Preferred Securities
Cost Savings: 29% cost savings assumed
(1)
Required Approvals: Federal Reserve, Colorado state regulatory agencies
Expected Closing: First Quarter 2007
(1) Net of additional expenses

Transaction Summary
Transaction Value: $72 million
Price / 2007 FRCC’s Contributed Earnings
(1)
: 11.6x
Price / Book: 3.78x
Price / Tangible Book: 3.80x
Core Deposit Premium: 18.8%
Price / Assets: 16.0%
(1) Estimated earnings as per FSNM management; Includes cost savings and certain other adjustments

Page 7 Transaction Rationale

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Transaction Rationale
Accelerates FSNM’s franchise expansion in Colorado.
•
Heritage Bank’s footprint represents what FSNM had planned to establish organically in
Colorado over the next few years
•
Potential for increased FSNM earnings as budgeted expansion expenses are avoided
•
Allows management to also focus on new markets, namely Arizona
•
Eliminates need for future M&A activities in Colorado
Provides a platform for continued growth.
•
Enables FSNM to continue its EPS growth trajectory
•
Breakeven/accretive to 2007 GAAP and cash EPS and accretive to 2008 GAAP and cash EPS
•
Potential synergies beyond traditional cost savings
–
Opportunity to provide Heritage Bank’s customers with FSNM’s broader array of commercial products
–
Opportunity to improve Heritage Bank’s earnings by liquidating OREO property and restructuring the balance sheet
•
EPS accretion accelerating as cost savings and potential synergies are fully implemented and the franchise realizes its true earnings potential

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Transaction Rationale
Perfect match with FSNM’s current franchise in Colorado.
•
Complementary community banking business models with a focus on small businesses
•
Strong core deposit base and attractive commercial loan portfolio
•
Locations in the attractive Front Range region of Colorado and in Denver
•
Low overlap with current branch footprint
Low execution risk.
•
In market transaction with similar operating philosophies
Combined franchise will have:
•
$3.3 billion in assets
(1)
•
$597.7 million in deposits in Colorado
(2)
•
20 branches in Colorado
(1) Estimated at March 31, 2007
(2) Sum of FSNM’s deposits in Colorado and Heritage Bank’s deposits as of June 30, 2006

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EL PASO
TELLER
SUMMIT
PARK
DOUGLAS
ELBERT
JEFFERSON
CHAFFEE
DENVER
ARAPAHOE
BOULDER
MORGAN
EAGLE
LAKE
ADAMS
GILPIN
CLEAR CREEK
GRAND
JACKSON
LARIMER
WELD
Erie
Lafayette
Louisville
Firestone
Denver
Broomfield
Boulder
Longmont
Longmont
Transaction Rationale – Geographic Footprint
Branch deposit data as of March 31, 2006; source: Front Range Capital Corporation
Deposits
Branches ($000s)
5720 W 120th Ave $54,724
Broomfield, CO 80020
811 S Public Rd $57,323
Lafayette, CO 80026
1543 Wazee St $36,696
Denver, CO 80202
1020 Century Dr $40,252
Louisville, CO 80027
2775 Pearl St $36,451
Boulder, CO 80302
2100 N.Main St $27,429
Longmont, CO 80501
Leon Wurl Parkway $24,295
Erie, CO 80516
1900 9th St $24,744
Boulder, CO 80302
2695 N Park Dr Ste 101 $17,664
Lafayette, CO 80026
801 Main St Ste 130 $17,151
Louisville, CO 80027
25 E.Ken Pratt Blvd $13,311
Longmont, CO 80501
3850 York St $5,562
Denver, CO 80205
8080 Weld County Road 12 $6,007
Firestone, CO 80504
FSNM
FRCC

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Transaction Rationale – Boulder County Deposit Market Share
(1) Source: SNL Financial; data as of June 30, 2005 and pro forma for pending and recently completed acquisitions
Dollars in thousands
COUNTY: Boulder, CO Total Total
Deposits Market
Branch in Market Share
Rank Institution Count ($000) (%)
1 Wells Fargo & Co. (CA) 10 810,015 15.91
2 JPMorgan Chase & Co. (NY) 10 672,973 13.22
3 FirstBank Holding Company (CO) 10 608,837 11.96
4 Wachovia Corp. (NC) 3 530,766 10.43
5 First National of Nebraska (NE) 4 408,972 8.03
6 Big Sandy Holding Co (CO) 4 320,207 6.29
7 Centennial Bank Holdings Inc. (CO) 6 275,826 5.42
8 U.S. Bancorp (MN) 7 236,888 4.65
9 BNP Paribas Group 10 232,506 4.57
10 Pro Forma Company 9 229,678 4.51
10 Front Range Capital Corp. (CO) 8 213,086 4.19
23 First State Bancorp. (NM) 1 16,592 0.33
Top 10 72 4,310,076 84.67
Totals (1-28) 104 5,090,965 100.00

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Transaction Rationale – Deposit Market Share Analysis
Source: SNL Financial
Deposit market share as of June 30, 2005 and pro forma for pending and recently completed acquisitions
Special purpose depository institutions are excluded
First State Bancorporation Front Range Capital Corporation Pro Forma First State Bancorporation
Total Total Total Total Total Total Total
Deposits Market Market Deposits Market Market Deposits Market Market Deposits
Branch in Market Share Share Branch in Market Share Share Branch in Market Share Share in Market
Count ($M) (%) Rank Count ($M) (%) Rank Count ($M) (%) Rank ($M)
Colorado 7 169 0.25 43 13 343 0.50 26 20 512 0.74 23 68,723
Colorado Counties:
Boulder 1 17 0.33 23 8 213 4.19 10 9 230 4.51 10 5,091
Broomfield - - - - 1 64 12.87 3 1 64 12.87 3 497
Denver 1 50 0.28 28 2 44 0.24 30 3 94 0.52 21 18,205
Weld - - - - 2 22 0.83 19 2 22 0.83 19 2,604
Other Markets
New Mexico 39 1,604 8.16 3 - - - - 39 1,604 8.16 3 19,667
Arizona 1 95 0.13 40 - - - - 1 95 0.13 40 72,806
Utah 2 15 0.05 46 - - - - 2 15 0.05 46 31,462

Page 13 Overview of Heritage Bank

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Overview of Front Range Capital Corporation and Heritage Bank
Front Range Capital Corporation is a bank holding company headquartered in
Broomfield, Colorado with approximately $450 million in assets.
Heritage Bank is Front Range Capital Corporation’s commercial banking subsidiary.
•
13 branches in highly attractive markets:
–
Boulder County: 8 branches
–
Broomfield County: 1 branch
–
Denver County: 2 branches
–
Weld County: 2 branches
High-touch community banking strategy with a focus on small businesses.

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Overview of Heritage Bank: Financial Highlights
(1) NPAs in 2002 – 2006 consist primarily of a 6.7 acre property called Heritage Place, which represents approximately $7.7 million of OREO at June 30, 2006
Source: SNL Financial
Note: financial data for Heritage Bank only; data does not include Front Range Capital Corporation holding company adjustments, which include adjustments for trust preferred securities, preferred equity and other adjustments.
Dollars in thousands
At or for the
Six Months
At or for the Year Ended December 31, Ended
2002 2003 2004 2005 06/30/2006
Balance Sheet Highlights
Total Assets 386,362 397,302 419,240 456,375 451,258
Total Loans & Leases 268,548 285,632 290,039 325,232 328,125
Total Deposits 323,161 303,556 344,255 352,951 377,292
Performance Measures
Net Income 2,201 1,539 1,867 1,802 1,102
ROAA (%) 0.65 0.41 0.47 0.41 0.49
ROAE (%) 7.89 4.99 5.83 5.50 6.40
Net Interest Margin (%) 5.26 5.10 4.94 4.56 4.37
Efficiency Ratio (%) 76.7 78.9 78.0 84.9 81.6
Asset Quality (%) (1)
NPAs/ (Loans+OREO) 4.27 4.70 5.43 4.11 5.12
Reserves/ NPAs 20.28 20.70 21.80 22.58 17.07
Net LCOs/ Avg Loans 0.38 0.64 0.48 0.46 0.43

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Overview of Heritage Bank: Asset Quality
Source: SNL Financial and Front Range Capital Corporation
(1) Pro forma adjustments assume an increase in Heritage Bank’s reserves of $1.3 million and the sale of Heritage Place representing a reduction in OREO of $7.7 million
Heritage Bank currently owns a property called Heritage Place which the Company originally intended to sell to real estate developers.
•
6.7 acres of the property is categorized as other real estate owned (“OREO”) and has a book value of approximately $7.7 million.
•
1.5 acres of the property is categorized as premises and equipment and has a book value of approximately
$1.8 million.
•
It is the intention of Heritage Bank to sell Heritage Place before the closing of the transaction with
FSNM.
•
Pro forma asset quality ratios for FSNM:
FSNM Heritage Bank
June 30, 2006 June 30, 2006
Pro Forma
(1)
Reserves / Loans HFI 1.14% 0.90% 1.17%
NPAs / Loans & OREO 0.65% 5.12% 0.98%

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Overview of Heritage Bank: Loan and Deposit Portfolios
Consumer,
Leases &
Other
4.9%
Commercial
8.5%
Construction
29.4%
Residential
R.E.
13.6%
Commercial
R.E.
43.5%
MRQ Yield on Loans: 8.65%
Loan Portfolio
Loan Portfolio ($000)
Residential R.E. 44,743 $            13.6%
Commercial R.E. 142,839             43.5%
Construction 96,497               29.4%
Commercial 28,008               8.5%
Consumer, Leases & Other 16,038               4.9%
Gross Loans & Leases 328,125 $          100.0%
Jumbo CDs
21.8%
Non-interest-
bearing
15.2%
Interest-
bearing
demand
11.7%
MMDA &
Savings
32.5%
Retail CDs
18.8%
Deposit Portfolio
MRQ Cost of Deposits: 2.99%
Deposit Portfolio ($000)
Non-interest-bearing 57,266 $           15.2%
Interest-bearing demand 44,154              11.7%
MMDA & Savings 122,721            32.5%
Retail CDs 71,049              18.8%
Jumbo CDs 82,102              21.8%
Total Deposits 377,292 $         100.0%
Source: 6/30/2006 regulatory filings and SNL Financial

Page 18 Pro Forma Financial Impact

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Pro Forma Financial Impact: GAAP and Cash EPS Impact
Dollars in millions
(1) Based on current 2007 consensus EPS estimate and 15.0% growth thereafter
(2) Estimated earnings as per FSNM management; Includes cost savings and certain other adjustments
(3) Excludes approximately ($0.5) million (after-tax) in nonrecurring integration expenses in 2007
2007 2008
FSNM EPS
(1) 1.72 $        1.98 $
FSNM Earnings 30.8 $        35.4 $
FRCC Earnings
(2) 6.2             7.3
Combined Earnings 37.0           42.7
Financing Adjustments (0.4)            (0.4)
Core Deposit Amortization (0.8)            (0.8)
Pro Forma Earnings
(3)
35.9 $        41.6 $
GAAP EPS Accretion / (Dilution) 0.2% 0.9%
Cash EPS Accretion / (Dilution) 1.9% 2.4%

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utah
colorado
arizona
new mexico

Pro Forma Financial Impact: Balance Sheet Summary
Dollars in millions
(1) Represented by average balance sheet for the month ended June 30, 2006 for Front Range Capital Corporation
(2) Includes all transaction adjustments; assumes 12.0% and 10.0% overall balance sheet growth for FSNM and FRCC, respectively
Estimated
6/30/2006 6/30/2006 3/31/2007
FSNM FRCC
(1)
Pro Forma
(2)
Assets 2,606.2 $        448.9 $           3,345.1 $
Loans 1,895.7           325.4              2,416.1
Intangible Assets 76.7                0.1                   139.8
Deposits 2,079.0           363.3              2,656.7
Trust Preferred Securities 55.5                9.5                   75.0

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Pro Forma Financial Impact: Cost Savings and Other Adjustments
Dollars in millions
2007 Estimated Noninterest Expense Base 17.6 $
Reduction in Noninterest Expense Base (6.5) $
Increase in Noninterest Expense Base
Salaries & Benefits 0.5
Occupancy 0.1
Data Processing 0.5
Other Expenses 0.2
Total Increase in Noninterest Expense Base 1.4
Total Adjustments (Pre-tax) (5.2) $
Adjustments as % of Noninterest Expense Base 29%

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Pro Forma Financial Impact: Loan Portfolio
Residential
R.E.
12.2%
Commercial
R.E.
39.9%
Construction
30.3%
Commercial
13.3%
Consumer &
Other
4.3%
Consumer,
Leases &
Other
4.9%
Commercial
8.5%
Construction
29.4%
Residential
R.E.
13.6%
Commercial
R.E.
43.5%
Consumer,
Leases &
Other
4.4%
Commercial
12.5%
Construction
30.2%
Residential
R.E.
12.4%
Commercial
R.E.
40.4%
FSNM Heritage Bank Pro Forma
Source: FSNM data per 6/30/2006 10-Q
Heritage data per 6/30/2006 regulatory filings
Loan Portfolio ($000)
Residential R.E. 234,120 $          12.2%
Commercial R.E. 765,085             39.9%
Construction 583,073             30.3%
Commercial 253,942             13.3%
Consumer & Other 82,467               4.3%
Gross Loans 1,918,687 $       100.0%
Loan Portfolio ($000)
Residential R.E. 44,743 $            13.6%
Commercial R.E. 142,839             43.5%
Construction 96,497               29.4%
Commercial 28,008               8.5%
Consumer, Leases & Other 16,038               4.9%
Gross Loans & Leases 328,125 $          100.0%
Pro Forma - Loan Portfolio ($000)
Residential R.E. 278,863 $          12.4%
Commercial R.E. 907,924             40.4%
Construction 679,570             30.2%
Commercial 281,950             12.5%
Consumer, Leases & Other 98,505               4.4%
Gross Loans & Leases 2,246,812 $       100.0%

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Pro Forma Financial Impact: Deposit Portfolio
FSNM Heritage Bank Pro Forma
Retail CDs
19.2%
MMDA &
Savings
17.4%
Interest-
bearing
demand
16.0%
Non-interest-
bearing
21.7%
Jumbo CDs
25.7%
Jumbo CDs
21.8%
Non-interest-
bearing
15.2%
Interest-
bearing
demand
11.7%
MMDA &
Savings
32.5%
Retail CDs
18.8%
Jumbo CDs
25.1%
Non-interest-
bearing
20.7%
Interest-
bearing
demand
15.3% MMDA &
Savings
19.7%
Retail CDs
19.1%
Source: FSNM data per 6/30/2006 10-Q
Heritage data per 6/30/2006 regulatory filings
Deposit Portfolio ($000)
Non-interest-bearing 451,353 $         21.7%
Interest-bearing demand 332,385            16.0%
MMDA & Savings 360,971            17.4%
Retail CDs 398,849            19.2%
Jumbo CDs 535,440            25.7%
Total Deposits 2,078,998 $      100.0%
Deposit Portfolio ($000)
Non-interest-bearing 57,266 $           15.2%
Interest-bearing demand 44,154              11.7%
MMDA & Savings 122,721            32.5%
Retail CDs 71,049              18.8%
Jumbo CDs 82,102              21.8%
Total Deposits 377,292 $         100.0%
Pro Forma - Deposit Portfolio ($000)
Non-interest-bearing 508,619 $         20.7%
Interest-bearing demand 376,539            15.3%
MMDA & Savings 483,692            19.7%
Retail CDs 469,898            19.1%
Jumbo CDs 617,542            25.1%
Total Deposits 2,456,290 $      100.0%

Page 24 Conclusion

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Conclusion
Over the last ten years:
•
FSNM’s stock has had an annualized total return of 21.4%
(1)
•
FSNM’s core EPS has increased by 18.5% on an annualized basis
(2)
Since the closing of the acquisition of First Community Industrial Bank in 2002:
•
FSNM’s stock has had an annualized total return of 23.1%
(1)
•
FSNM’s core EPS has increased by 13.8% on an annualized basis
(3)
This transaction:
•
Accelerates FSNM’s franchise expansion in Colorado
•
Provides a platform for the continued growth that FSNM shareholders have enjoyed
•
Creates a $3.3 billion franchise
–
A dominant community bank in New Mexico
–
Significant presence in the Front Range region and northern Denver (20 branches in Colorado)
–
Small but growing presence in Phoenix, Arizona and Salt Lake City, Utah
(1) Based on closing stock price of FSNM on October 4, 2006
(2) Based on 1996 core EPS and annualized core EPS for the three months ended June 30, 2006
(3) Based on annualized core EPS for the three months ended March 31, 2003 and annualized core EPS for the three months ended June 30, 2006
Source: SNL Financial and FactSet Research Systems

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COLORADO
NEVADA
NEW MEXICO
ARIZONA
UTAH
WYOMING
Denver
Colorado Springs
Albuquerque
PHOENIX
Glendale
SALT LAKE CITY
Tucson
Tempe
El Paso
SANTA FE
First State Bancorporation: Pro Forma Branch Footprint
FSNM
FRCC